UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 20, 2024 (February 15, 2024)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2024, the Board approved amendments to the Company’s Bylaws and readopted them in full (as amended and restated, the “Bylaws”), effective immediately, to update certain procedural requirements related to director nominations and solicitations of proxies by stockholders, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to incorporate other changes as well as ministerial, clarifying and conforming edits.

Specifically, the Bylaws provide, among other things, that the stockholder must include in its advance notice of nomination: (i) a representation that the stockholder intends to solicit proxies from the holders of the Company’s outstanding capital stock representing at least sixty-seven percent of the voting power of capital stock entitled to vote on the election of directors and has otherwise complied or will comply with the requirements of Rule 14a-19 of the Exchange Act, and (ii) a representation that such stockholder will update in writing any required notice, if necessary, so that the information provided is true and correct as of the record date for determining the stockholders entitled to receive notice of the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof. Furthermore, the Bylaws require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

Additional changes to the Bylaws include updating the committee responsibilities to align with the committee charters and current Board practice as well as removing the requirement for the Company to produce and keep for examination by any stockholder at the time and place of a meeting of stockholders a complete list of the stockholders entitled to vote at such meeting, which conform to amendments to the Delaware General Corporation Law.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.2 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

3.2	Amended and Restated Bylaws of Dow Inc., effective as of February 15, 2024.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: February 20, 2024

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary